                                                                                                                      EXHIBIT 16
INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA INSURED MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1997 and for the 1 year period ended
January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,228.29      $1,188.29      22.83%      7.30%         18.83%      6.09%

1 YEAR ENDED
01/31/97          01/31/96      $1,011.44      $963.15        1.14%       1.14%         -3.69%      -3.69%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                        Exhibit 16



          EV MARATHON FLORIDA INSURED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:         $103,751
 Plus                       Dividend Income Earned:
                                                           ---------
 Equal                                Gross Income          $103,751

 Minus                                    Expense            $20,449
                                                           ---------
 Equal                       Net Investment Income           $83,302

 Divided by          Average daily number of shares
                    outstanding that were entitled
                              to receive dividend          2,058,148
                                                           ---------
 Equal      Net Investment Income Earned Per Share          $0.0405

                 Net Asset Value Per Share 1/31/97           $10.71

                                     30 Day Yield             4.58%

 Divided by    One minus the Tax Rate of 31%:                 0.69
                                                           ---------
 Equal               Tax Equivalent Yield **:                 6.64%

         Divided by one minus a tax rate of 33.80%           0.6620
                                                           ---------
 Equal                    Tax Equivalent Yield**:              6.92%



 *   Yield is calculated on a bond equivalent rate as follows:

 2[(($0.0405/$10.71)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.80%

INVESTMENT PERFORMANCE -- EV MARATHON HAWAII MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1997 and for the 1 year period ended
January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,127.73      $1,088.81      12.77%      4.20%         8.88%       2.96%

1 YEAR ENDED
01/31/97          01/31/96      $1,023.99      $975.24        2.40%       2.40%         -2.48%      -2.48%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                        Exhibit 16



                  EV MARATHON HAWAII MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:       $72,408
 Plus                       Dividend Income Earned:
                                                        ---------
 Equal                                Gross Income        $72,408

 Minus                                    Expense         $15,123
                                                        ---------
 Equal                       Net Investment Income        $57,285

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend       1,596,075
                                                        ---------
 Equal      Net Investment Income Earned Per Share        $0.0359

                 Net Asset Value Per Share 1/31/97          $9.73

                                     30 Day Yield           4.47%

 Divided by    One minus the Tax Rate of 31%:               0.69
                                                           ------
 Equal               Tax Equivalent Yield **:               6.48%

          Divided by one minus a tax rate of 35.20%        0.6480
                                                           ------
 Equal                     Tax Equivalent Yield**:          6.90%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0359/$9.73)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Hawaii tax rate of 35.20%

INVESTMENT PERFORMANCE -- EV MARATHON KANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1997 and for the 1 year period ended
January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $1,162.41      $1,122.41      16.24%      5.29%         12.24%      4.03%

1 YEAR ENDED
01/31/97          01/31/96      $1,024.62      $975.78        2.46%       2.46%         -2.42%      -2.42%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                       Exhibit 16



          EV MARATHON KANSAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:       $50,005
 Plus                       Dividend Income Earned:
                                                        ---------
 Equal                                Gross Income        $50,005

 Minus                                    Expenses        $10,431
                                                        ---------
 Equal                       Net Investment Income        $39,574

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend       1,043,372
                                                        ---------
 Equal      Net Investment Income Earned Per Share        $0.0379

                 Net Asset Value Per Share 1/31/97         $10.08

                                     30 Day Yield           4.56%

 Divided by   One minus the Tax Rate of 31%:               0.69
                                                        ---------
 Equal              Tax Equivalent Yield **:               6.61%

          Divided by one minus a tax rate of 34.80%       0.6520
                                                        ---------
 Equal                     Tax Equivalent Yield*:           6.99%




 *   Yield is calculated on a bond equivalent rate as follows:
                  6
 2[(($0.0379/$10.08)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kansas tax rate of 34.80%

INVESTMENT PERFORMANCE -- EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1997 and for the 1 year period ended
January 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $962.46        $1,216.20      26.37%      8.34%         21.62%      6.93%

1 YEAR ENDED
01/31/97          01/31/96      $962.26        $981.19        1.97%       1.97%         -1.88%      -1.88%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                        Exhibit 16



          EV TRADITIONAL FLORIDA INSURED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:         $10,349
 Plus                       Dividend Income Earned:
                                                            -------

 Equal                                Gross Income          $10,349

 Minus                                    Expense              $869
                                                            -------
 Equal                       Net Investment Income           $9,480

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend           203,238
                                                            -------
 Equal      Net Investment Income Earned Per Share          $0.0466

                 Net Asset Value Per Share 1/31/97           $11.27

                                     30 Day Yield              5.02%

 Divided by    One minus the Tax Rate of 31%:                  0.69
                                                            -------
 Equal               Tax Equivalent Yield **:                  7.28%

          Divided by one minus a tax rate of 33.55%          0.6645
                                                            -------
 Equal                     Tax Equivalent Yield**:             7.55%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0466/$11.27)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Florida tax rate of 33.55%

INVESTMENT PERFORMANCE -- EV TRADITIONAL HAWAII MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1997 and for the 1 year period ended
January 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $962.50        $1,065.50      10.70%      3.54%         6.55%       2.20%

1 YEAR ENDED
01/31/97          01/31/96      $962.52        $993.02        3.17%       3.17%         -0.70%      -0.70%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                        Exhibit 16



                  EV TRADITIONAL HAWAII MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:          $1,468
 Plus                       Dividend Income Earned:
                                                           -------
 Equal                                Gross Income           $1,468

 Minus                                    Expense              $67
                                                           -------
 Equal                       Net Investment Income          $1,401

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend           36,021
                                                           -------
 Equal      Net Investment Income Earned Per Share         $0.0389

                 Net Asset Value Per Share 1/31/97           $9.91

                                     30 Day Yield             4.75%

 Divided by    One minus the Tax Rate of 31%:                 0.69
                                                           -------
 Equal               Tax Equivalent Yield **:                 6.88%

          Divided by one minus a tax rate of 35.20%         0.6480
                                                           -------
 Equal                     Tax Equivalent Yield**:            7.33%




 *   Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0389/$9.91)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Hawaii tax rate of 35.20%

INVESTMENT PERFORMANCE -- EV TRADITIONAL KANSAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 2, 1994 through January 31, 1997 and for the 1 year period ended
January 31, 1997.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              03/02/94      $962.46        $1,119.02      16.27%      5.30%         11.90%      3.93%

1 YEAR ENDED
01/31/97          01/31/96      $962.51        $993.85        3.26%       3.26%         -0.61%      -0.61%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                       Exhibit 16



          EV TRADITIONAL KANSAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:        $5,099
 Plus                       Dividend Income Earned:
                              to receive dividend         108,935
                                                          -------
 Equal                                Gross Income         $5,099

 Minus                                    Expenses           $852
                                                          -------
 Equal                       Net Investment Income         $4,247

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend         108,935
                                                          -------
 Equal      Net Investment Income Earned Per Share        $0.0390

                 Net Asset Value Per Share 1/31/97         $10.44

                                     30 Day Yield            4.52%

 Divided by   One minus the Tax Rate of 31%:                 0.69
                                                          -------
 Equal              Tax Equivalent Yield **:                 6.55%

          Divided by one minus a tax rate of 34.80%        0.6520
                                                          -------
 Equal                     Tax Equivalent Yield*:            6.93%




 *   Yield is calculated on a bond equivalent rate as follows:
                  6
 2[(($0.0390/$10.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kansas tax rate of 34.80%

INVESTMENT PERFORMANCE -- EV MARATHON HIGH YIELD MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of $1,000 in the Fund covering the period from August 7, 1995 through January 31, 1997 and for the 1 year period ended January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 01/31/97    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/07/95      $1,158.50      $1,108.50      15.85%      10.38%        10.85%      7.16%

1 YEAR ENDED
01/31/97          01/31/96      $1,059.29      $1,009.43      5.93%       5.93%         0.94%       0.94%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 * The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

** The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                        Exhibit 16



               EV MARATHON HIGH-YIELD MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:      $736,778
 Plus                       Dividend Income Earned:
                                                       ----------
 Equal                                Gross Income       $736,778

 Minus                                    Expense        $168,792
                                                       ----------
 Equal                       Net Investment Income       $567,986

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend      11,202,716
                                                       ----------
 Equal      Net Investment Income Earned Per Share        $0.0507

                 Net Asset Value Per Share 1/31/97         $10.62

                                     30 Day Yield            5.80%

 Divided by    One minus the Tax Rate of 31%:                0.69
                                                       ----------
 Equal               Tax Equivalent Yield **:                8.41%








 *  Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0507/$10.62)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV TRADITIONAL HIGH YIELD MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 7, 1995 through January 31, 1997 and for the 1 year period ended
January 31, 1997.



                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 01/31/97    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              08/07/95      $962.46        $1,132.94      17.71%      11.56%        13.29%      8.74%

1 YEAR ENDED
01/31/97          01/31/96      $962.23        $1,025.07      6.53%       6.53%         2.51%       2.51%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                        Exhibit 16



               EV TRADITIONAL HIGH-YIELD MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 1/31/97:

                            Interest Income Earned:        $345,140
 Plus                       Dividend Income Earned:
                                                         ---------
 Equal                                Gross Income         $345,140

 Minus                                    Expense           $52,301
                                                         ---------
 Equal                       Net Investment Income        $292,839

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividend        5,089,987
                                                         ---------
 Equal      Net Investment Income Earned Per Share         $0.0575

                 Net Asset Value Per Share 1/31/97          $11.08

                                     30 Day Yield            6.31%

 Divided by    One minus the Tax Rate of 31%:                0.69
                                                         ---------
 Equal               Tax Equivalent Yield **:                9.14%








 *  Yield is calculated on a bond equivalent rate as follows:
                   6
 2[(($0.0575/$11.08)+1)-1]

 ** Assuming a tax rate of 31%